This is filed pursuant to Rule 497(e)
File Nos. 002-35566 and 811-1976

SEQUOIA FUND, INC.

Supplement dated December 9, 2009
to the Prospectus dated May 1, 2009

The first paragraph under the section "How to Buy Shares" is deleted in its entirety and replaced with the following:

You may purchase shares of the Fund directly by mail, by wire transfer or through the Internet or indirectly through participating financial intermediaries that have selling arrangements with the Fund.  After you have established an account with the Fund directly and made your first purchase, you may make subsequent purchases by mail or telephone or through the Internet or the Fund's automatic investment plan.  The Fund accepts purchase orders for fractional shares.  The Fund reserves the right to withdraw the offering of Fund shares at any time, without notice.

The following section is added after the section "How to Buy Shares - Purchase by Wire":

Purchases Through the Internet

You may open the following types of accounts at www.sequoiafund.com: individual, joint, Transfer on Death, UGMA/UTMA and Traditional and Roth IRAs.  Once you have opened an account online with the Fund and registered for online transaction privileges, you may make initial and additional purchases of Fund shares online.  The Fund limits the amount that you may purchase through the website to $100,000 or less per day.  To purchase shares online, you must have Automated Clearing House ("ACH") instructions on your account.  The ACH network is an electronic funds transfer system, which is governed by the operating rules of NACHA (an electronic payments association).  Purchases of Fund shares online will be completed via ACH, and the amount of the purchase will be deducted from your bank account.  Your account with the Fund will be credited with Fund shares on the trade date, but the dollar amount will not post until it clears the banking system.

If you plan to purchase Fund shares through the Internet, please review the important information below under "Information about Online Account Information and Transactions."

The first sentence under the section "How to Buy Shares - Additional Purchases by the Automatic Investment Plan (Via Automated Clearing House)" is deleted and replaced with the following:

Except for initial purchases made online, you may not make initial purchases of Fund shares by ACH.

The section "How to Redeem Shares – By Telephone" is deleted in its entirety and replaced with the following:

By Telephone or Through the Internet

You may make a redemption request of $25,000 or less (per account per business day) by telephone or through the Internet, which does not require a signature guarantee, unless your address has changed within the 60 days prior to the request.  All other redemption requests must have signature guarantees as described above.  Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

If you plan to redeem Fund shares through the Internet, please review the important information below under "Information about Online Account Information and Transactions."

The following section is added prior to the section "Frequent Purchases and Redemption of Shares":

Information about Online Account Information and Transactions

You may visit us online at the Fund's website at www.sequoiafund.com.   In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website.  You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish these privileges, but you will be required to enter into a users' agreement through the website to enroll for the privileges. Transactions through the website are subject to the same minimums as other transaction methods.

The Fund limits the amount that you may purchase through the website to $100,000 or less per day.  To purchase shares online, you must have ACH instructions on your account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's website. Payment for purchases of Fund shares through the website may be made only through an ACH debit of your bank account.

The Fund limits the amount that you may redeem through the website to $25,000 or less per day.  Redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.

You should be aware that the Internet is an unsecured, unstable, and unregulated environment. Your ability to use the Fund's website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method.

Neither the Fund nor its affiliates or its transfer agent will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. In addition, neither the Fund nor its affiliates or its transfer agent will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

The following paragraph is added under the section "GENERAL INFORMATION."  The following policy will be implemented by the Fund after July 1, 2010:

Due to the relatively high cost to the Fund of maintaining low balance accounts, the Fund requests that you maintain an account balance of more than $1,000.  If your account balance is $1,000 or less for 90 days or longer, the Fund reserves the right to redeem the shares in your account at their current NAV on the redemption date after giving you 60 days notice to increase the balance.  The redemption of shares could have tax consequences for you.

THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE

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